UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-09937

THE MUNDER @VANTAGE FUND

(Exact name of registrant as specified in charter)
480 PIERCE STREET
BIRMINGHAM, MICHIGAN 48009

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

STEPHEN SHENKENBERG 480 PIERCE STREET BIRMINGHAM, MICHIGAN 48009	JANE KANTER DECHERT LLP 1775 I STREET, N.W. WASHINGTON, D.C. 20006
Registrant’s telephone number, including area code: (248) 647-9200
Date of fiscal year end: June 30
Date of reporting period: December 31, 2006

Item 1: Report of Shareholders.

SEMI-ANNUAL REPORT
December 31, 2006
Munder @Vantage Fund ®

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The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    In the 2006 Annual Report, we informed you that management and employees of Munder Capital Management were partnering with Crestview Partners, L.P. to buy Comerica Incorporated’s ownership position in the firm. I am pleased to tell you that, on December 29, 2006, with Fund shareholder approvals in hand, the management-led buyout was completed on schedule. Grail Partners LLC, which advised Munder Capital, and Capricorn Management, also invested in the buyout.

    With the transaction completed, our management and employees now own a significant minority interest in the firm. As we indicated in the letter to shareholders included in the 2006 Annual Report, we have always believed that employee ownership is the best way to attract and retain talented professionals, and to align our interests with those of our clients. We are pleased that this is a key outcome of our new ownership structure.

    We are proud of our firm and the direction we are taking. At the same time, we are very aware that our success comes solely from the confidence that you and our other Fund shareholders have placed in us. We are committed to honoring that trust by continuing to work hard to deliver competitive performance across the Munder family of mutual funds.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
1	Portfolio of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Cash Flows
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information please call (800) 438-5789.

    The Fund concentrates its investments in technology and Internet-related securities, which tend to be relatively volatile. It is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger more established company stocks. In addition, performance and after-tax returns can be significantly impacted by Fund investments in initial public offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

    Fund holdings are subject to change and percentages shown below are based on net assets as of December 31, 2006. The following pie chart illustrates the allocation of the Fund’s investments by industry. A complete list of holdings as of December 31, 2006 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found by clicking the Munder @Vantage logo on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 INDUSTRY ALLOCATION

    The performance data contained in the following commentary is based on the six months ended December 31, 2006. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Management Team: Mark Lebovitz, Kenneth Smith and Jonathan Woodley

    The Fund generated a return of 2.06% for the six months ended December 31, 2006, compared to the 14.65% return for the Inter@ctive Week Internet Index and the 9.31% return for the Morgan Stanley Internet Index. As of December 31, 2006, 78.4% of the Fund was invested in publicly traded equities, and 21.2% was invested in private equities.

    On an absolute basis, the Fund benefited from the positive market for investors in publicly traded Internet and technology companies during the period, but was severely hurt by continued lagging performance from private equity investments. On a relative basis, the weakness in the Fund’s private equity holdings, coupled with relative weakness in some of the publicly traded equities, resulted in significant underperformance for the Fund compared to both of its benchmarks.

    In the public equity segment of the Fund, the computers & peripherals and Internet software & services industries within the information technology sector had a positive impact on relative performance. An overweight in Apple Computer, Inc. (3.7% of the Fund) boosted returns in the computers & peripherals segment, while overweights in Digital River, Inc. (2.4% of the Fund) and ValueClick, Inc. (1.8% of the Fund) contributed positively to the relative performance of the Internet software & services segment. ValueClick provides products and services that enable marketers to advertise and sell their products online. Digital River focuses on comprehensive electronic commerce (e-commerce) outsourcing solutions.

    In other sectors, such as health care and industrials, the lack of a position in WebMD Health Corp. among health care technology companies, and an underweight for the period in 51job, Inc. in the commercial services & supplies industry, also had a positive impact on returns. 51job was sold in September.

    These positive factors were offset by relative weakness in the Internet & catalog retail industry within the consumer discretionary sector, and the software and communications equipment industries in the information technology sector. In the Internet & catalog retail segment, a strong contribution to performance from an overweight in priceline.com Incorporated (4.3% of the Fund) was offset by the negative impact of an overweight in Stamps.com Inc. (2.7% of the Fund), and underweights in IAC/ InterActive Corp. and GSI Commerce, Inc. (0.7% of the Fund). IAC/ InterActive was eliminated from the Fund in December due to valuation concerns.

    Among the Fund’s software holdings, an underweight in salesforce.com, inc. (0.5% of the Fund) and the lack of positions in Symantec Corp., Microsoft Corp. and Check Point Software Technologies, Ltd. held back returns. Finally, the Fund was hurt by the lack of positions in Cisco Systems, Inc. and Juniper Networks, Inc., both communications equipment companies.

    The venture capital and private equity segment of the Fund posted a negative return for the six months ended December 31, 2006. The negative performance was primarily due to a reduction in the value of private equity holdings in two of the limited partnership venture capital funds: Tech Farm Ventures (Q) L.P. (2.9% of the Fund) and CenterPoint Ventures III (Q) L.P. (4.3% of the Fund). The Fund did, however, receive distributions from New Enterprise Associates 10, L.P. (6.4% of the Fund), Trident Capital Fund V, L.P. (3.7% of the Fund) and Telesoft II QP, L.P. (2.1% of the Fund) during the period.

Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Inter@ctive Week Internet Index is a modified market capitalization-weighted index designed to measure a cross section of companies involved in providing Internet infrastructure and access, developing and marketing Internet content and software, and conducting business over the Internet. The Morgan Stanley Internet Index is an equal dollar-weighted index made up of leading companies drawn from nine Internet sub-sectors that are driving the growth of Internet usage. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

Shares of this Fund are currently not being offered for sale.

Munder @Vantage Fund®

Portfolio of Investments, December 31, 2006 (Unaudited)

Shares		Value

COMMON STOCKS — 78.5%
Consumer Discretionary — 15.5%
Hotels, Restaurants & Leisure — 1.0%
3,100	Ctrip.com International Ltd., ADR	$193,688

Internet & Catalog Retail — 14.3%
19,000	drugstore.com, inc. †	69,540
12,000	Expedia, Inc. †	251,760
2,500	FTD Group, Inc. †	44,725
2,000	Gmarket Inc., ADR †	47,920
7,600	GSI Commerce, Inc. †	142,500
16,200	Netflix, Inc. †	418,932
19,500	PetMed Express, Inc. †	260,325
19,350	priceline.com Incorporated †	843,854
33,373	Stamps.com Inc. †	525,625
3,300	Submarino SA	108,105
3,000	VistaPrint Limited †	99,330

		2,812,616

Media — 0.2%
8,500	Digital Music Group, Inc. †	41,310

Total Consumer Discretionary		3,047,614

Financials — 9.4%
Capital Markets — 5.9%
20,000	E*TRADE Financial Corporation †	448,400
44,400	TD AMERITRADE Holding Corporation	718,392

		1,166,792

Real Estate Management & Development — 3.5%
125,200	Move, Inc. †	689,852

Total Financials		1,856,644

Industrials — 4.5%
Commercial Services & Supplies — 4.5%
25,302	Intermap Technologies Corp. †	130,182
16,000	Monster Worldwide, Inc. †	746,240

		876,422

See Notes to Financial Statements.

Munder @Vantage Fund®

Portfolio of Investments, December 31, 2006 (Unaudited) (continued)

Shares		Value

COMMON STOCKS (Continued)
Information Technology — 49.1%
Computers & Peripherals — 3.9%
8,600	Apple Computer, Inc. †	$729,624
1,000	SanDisk Corporation †	43,030

		772,654

Information Technology Services — 0.6%
3,000	CheckFree Corporation †	120,480

Internet Software & Services — 41.2%
23,800	24/7 Real Media, Inc. †	215,390
3,600	Akamai Technologies, Inc. †	191,232
7,300	Aptimus, Inc. †	48,180
23,000	aQuantive, Inc. †	567,180
500	Baidu.com, Inc., ADR †	56,360
9,290	Bankrate, Inc. †	352,556
35,000	CMGI, Inc. †	46,900
33,200	CNET Networks, Inc. †	301,788
8,600	Digital River, Inc. †	479,794
12,500	Digitas Inc. †	167,625
15,900	eBay, Inc. †	478,113
2,550	Google Inc., Class A †	1,174,224
5,700	j2 Global Communications, Inc. †	155,325
7,400	Knot, Inc. (The) †	194,176
4,500	LoopNet, Inc. †	67,410
10,500	Marchex, Inc., Class B †	140,490
11,000	NetEase.com, Inc., ADR †	205,590
8,000	Rediff.com India Limited, ADR †	147,200
7,000	Sify Limited, ADR †	66,710
26,000	SINA Corporation †	746,200
17,400	Sohu.com, Inc. †	417,600
33,200	Tencent Holdings Ltd.	118,232
19,500	TheStreet.com, Inc.	173,550
8,225	TOM Online, Inc., ADR †	127,323
4,500	Travelzoo, Inc. †	134,775
12,200	Universo Online SA †	66,296
15,132	ValueClick, Inc. †	357,569
6,000	Website Pros, Inc. †	54,300

See Notes to Financial Statements.

Shares		Value

Information Technology (Continued)
Internet Software & Services (Continued)
29,000	Yahoo! Inc. †	$740,660
100,000	YP Corp. †	106,500

		8,099,248

Software — 3.4%
2,968	Adobe Systems Incorporated †	122,044
1,750	Blackboard, Inc. †	52,570
9,700	Red Hat, Inc. †	223,100
2,800	salesforce.com, inc. †	102,060
5,600	Shanda Interactive Entertainment Limited, ADR †	121,352
4,000	VASCO Data Security International, Inc. †	47,400

		668,526

Total Information Technology		9,660,908

TOTAL COMMON STOCKS
(Cost $13,563,175)		15,441,588

LIMITED PARTNERSHIPS — 19.5%
Information Technology — 19.5%
Multi-Industry — 16.6%
1,837,500	CenterPoint Ventures III (Q) L.P. †,(a),(b),(c)	853,144
1,800,000	New Enterprise Associates 10, L.P. †,(a),(b),(c)	1,261,354
640,000	Telesoft II QP, L.P. †,(a),(b),(c)	422,554
1,061,159	Trident Capital Fund V, L.P. †,(a),(b),(c)	725,499

		3,262,551

Semiconductors & Semiconductor Equipment — 2.9%
2,500,000	Tech Farm Ventures (Q) L.P. †,(a),(b),(c)	567,770

TOTAL LIMITED PARTNERSHIPS
(Cost $7,072,205)		3,830,321

PREFERRED STOCK — 1.7%
(Cost $999,999)
Information Technology — 1.7%
Computers & Peripherals — 1.7%
444,444	Alacritech Information, Series C †,(a),(b),(c)	344,844

INVESTMENT COMPANY SECURITY — 0.7%
(Cost $136,641)
136,641	Institutional Money Market Fund – Comerica Class Y Shares (d)	136,641

See Notes to Financial Statements.

Munder @Vantage Fund®

Portfolio of Investments, December 31, 2006 (Unaudited) (continued)

Principal
Amount		Value

REPURCHASE AGREEMENT — 0.2%
(Cost $45,000)
$45,000	Agreement with State Street Bank and Trust Company, 4.850% dated 12/29/2006, to be repurchased at $45,024 on 01/02/2007, collateralized by $50,000 FHLMC, 5.000% maturing 12/14/2018 (value $48,938)	$45,000

TOTAL INVESTMENTS
(Cost $21,817,020)	100.6%	19,798,394
OTHER ASSETS AND LIABILITIES (Net)	(0.6)	(112,628)

NET ASSETS	100.0%	$19,685,766

†	Non-income producing security.

(a)	Fair valued security as of December 31, 2006 (see Notes to Financial Statements, Note 2). At December 31, 2006, these securities represent $4,175,165, 21.2% of net assets.

(b)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration. The Fund does not have the right to demand that any of these securities be registered.

(c)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 40% of its net assets in illiquid securities. At December 31, 2006, securities subject to restrictions on resale that have not been deemed to be liquid represent $4,175,165, 21.2% of net assets.

Security	Acquisition Date	Cost

Alacritech Information, Series C	12/13/2001	$999,999
CenterPoint Ventures III (Q) L.P.	03/07/2001	180,731
	07/20/2001	180,731
	10/15/2001	180,731
	07/16/2002	121,813
	11/04/2002	84,341
	06/09/2003	72,292
	09/04/2003	72,292
	01/30/2004	73,803
	04/07/2004	123,006
	08/13/2004	100,000
	11/29/2004	75,000
	04/18/2005	75,000
	07/15/2005	112,500
	11/21/2005	100,000

See Notes to Financial Statements.

Security	Acquisition Date	Cost

	03/15/2006	$75,000
	06/30/2006	87,500
	11/27/2006	87,500
New Enterprise Associates 10, L.P.	10/26/2000	140,397
	01/04/2001	70,198
	07/27/2001	35,099
	09/26/2001	70,198
	01/16/2002	74,385
	04/23/2002	74,385
	07/12/2002	74,385
	11/12/2002	74,385
	02/04/2003	75,240
	07/16/2003	76,293
	09/19/2003	78,786
	12/10/2003	79,040
	04/19/2004	79,325
	08/16/2004	80,315
	12/28/2004	85,828
	07/11/2005	47,384
	01/13/2006	49,025
	03/10/2006	49,025
	04/03/2006	49,025
	11/02/2006	49,269
Tech Farm Ventures (Q) L.P.	12/19/2000	250,000
	04/25/2001	250,000
	07/27/2001	250,000
	10/25/2001	250,000
	05/20/2002	250,000
	08/27/2002	250,000
	01/10/2003	250,000
	07/10/2003	250,000
	11/10/2003	250,000
	04/14/2004	250,000
Telesoft II QP, L.P.	03/16/2001	211,557
	12/11/2002	63,288
	12/09/2003	31,644
	06/04/2004	63,288
	12/10/2004	63,288
	06/07/2006	53,726
Trident Capital Fund V, L.P.	10/18/2000	157,784
	06/26/2002	55,687
	11/08/2002	55,687
	01/15/2003	111,374

See Notes to Financial Statements.

Munder @Vantage Fund®

Portfolio of Investments, December 31, 2006 (Unaudited) (continued)

Security	Acquisition Date	Cost

	10/01/2003	$56,341
	12/05/2003	56,341
	02/06/2004	56,341
	06/10/2004	58,998
	11/23/2004	59,805
	01/28/2005	59,805
	08/02/2005	35,883
	10/17/2005	51,404
	07/05/2006	55,737

(d)	Affiliated company security (see Notes to Financial Statements, Note 3).

ABBREVIATIONS:

ADR   — American Depositary Receipt
FHLMC — Federal Home Loan Mortgage Corporation

See Notes to Financial Statements.

At December 31, 2006, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	65.5%	$12,888,829
China	10.1	1,986,345
India	1.1	213,910
Brazil	0.9	174,402
Canada	0.7	130,182
South Korea	0.2	47,920

TOTAL COMMON STOCKS	78.5	15,441,588
LIMITED PARTNERSHIPS	19.5	3,830,321
PREFERRED STOCK	1.7	344,844
INVESTMENT COMPANY SECURITY	0.7	136,641
REPURCHASE AGREEMENT	0.2	45,000

TOTAL INVESTMENTS	100.6	19,798,394
OTHER ASSETS AND LIABILITIES (Net)	(0.6)	(112,628)

NET ASSETS	100.0%	$19,685,766

See Notes to Financial Statements.

Munder @Vantage Fund®

Statement of Assets and Liabilities, December 31, 2006 (Unaudited)

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies (cost — $21,635,379)	$19,616,753
Securities of affiliated company (cost — $136,641)	136,641
Repurchase agreement (cost — $45,000)	45,000

Total Investments	19,798,394
Cash	1,009
Foreign currency, at value	1,931
Interest receivable	833
Dividends receivable	18
Receivable from Advisor	19,991
Receivable for investment securities sold	170,221
Prepaid expenses and other assets	5,907

Total Assets	19,998,304

LIABILITIES:
Payable for investment securities purchased	110,058
Trustees’ fees and expenses payable	73,807
Investment advisory fees payable	29,430
Transfer agency/record keeping fees payable	26,503
Shareholder servicing fees payable	11,220
Administration fees payable	5,249
Custody fees payable	2,335
Accrued expenses and other payables	53,936

Total Liabilities	312,538

NET ASSETS	$19,685,766

Investments, at cost	$21,817,020

Foreign currency, at cost	$1,922

NET ASSETS consist of:
Accumulated net investment loss	$(340,804)
Accumulated net realized loss on investments sold	(104,463,970)
Net unrealized depreciation of investments	(2,018,617)
Par value	22,119
Paid-in capital in excess of par value	126,487,038

$19,685,766

NET ASSET VALUE ($19,685,766/2,211,857 shares of common stock outstanding)	$8.90

See Notes to Financial Statements.

Munder @Vantage Fund®

Statement of Operations, For the Period Ended December 31, 2006 (Unaudited)

INVESTMENT INCOME:
Interest	$973
Dividends on securities of unaffiliated companies(a)	3,805
Dividends on securities of affiliated company	780

Total Investment Income	5,558

EXPENSES:
Investment advisory fees	172,224
Shareholder servicing fees	49,207
Transfer agency/record keeping fees	47,102
Trustees’ fees and expenses	35,214
Legal and audit fees	30,620
Administration fees	29,238
Custody fees	11,017
Other	24,222

Total Expenses	398,844
Expenses reimbursed by Advisor	(103,603)

Net Expenses	295,241

NET INVESTMENT LOSS	(289,683)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	785,572
Foreign currency-related transactions	(496)
Net change in unrealized appreciation/(depreciation) of:
Securities	(224,898)
Foreign currency-related transactions	9

Net realized and unrealized gain on investments	560,187

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$270,504

(a)	Net of foreign withholding taxes of $51.

See Notes to Financial Statements.

Munder @Vantage Fund®

Statement of Cash Flows, For the Period Ended December 31, 2006 (Unaudited)

Increase/(decrease) in cash —
Cash flows from operating activities:
Net increase in net assets from operations	$270,504
Adjustments to reconcile net increase in net assets from operations to net cash provided by in operating activities:
Purchase of securities	(4,231,534)
Proceeds from disposition of securities	6,335,135
Net purchases, sales and maturities of short-term investments	(33,641)
Proceeds from return of capital distributions	107,039
Decrease in dividends and interest receivable	215
Increase in receivable for investment securities sold	(89,762)
Increase in receivable from Advisor	(12,930)
Decrease in prepaid expenses and other assets	45,719
Increase in payable for investment securities purchased	61,953
Increase in accrued expenses	20,677
Unrealized depreciation of securities	224,898
Unrealized appreciation of currencies	(9)
Net realized gain from security transactions	(785,572)
Net realized loss from foreign currency-related transactions	496

Net cash provided by operating activities	1,913,188

Cash flows from financing activities:
Payment for shares redeemed	(1,945,821)

Net cash used in financing activities	(1,945,821)

Net decrease in cash	(32,633)
Cash:
Beginning of period	35,573

End of period	$2,940

See Notes to Financial Statements.

Munder @Vantage Fund®

Statements of Changes in Net Assets

	Period Ended
	December 31, 2006	Year Ended
	(Unaudited)	June 30, 2006

Net investment loss	$(289,683)	$(562,398)
Net realized gain from security and foreign currency-related transactions	785,076	2,119,205
Net change in unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	(224,889)	1,220,245

Net increase in net assets resulting from operations	270,504	2,777,052
Net decrease in net assets from Fund share transactions:	(1,945,821)	(5,975,954)

Net decrease in net assets	(1,675,317)	(3,198,902)
NET ASSETS:
Beginning of period	21,361,083	24,559,985

End of period	$19,685,766	$21,361,083

Accumulated net investment loss	$(340,804)	$(51,121)

CAPITAL STOCK ACTIVITY:
Amount
Redeemed	$(1,945,821)	$(5,975,954)

Net decrease	$(1,945,821)	$(5,975,954)

Shares
Redeemed	(236,829)	(659,038)

Net decrease	(236,829)	(659,038)

See Notes to Financial Statements.

Munder @Vantage Fund®(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Period Ended		Year	Year	Year	Year	Year
	12/31/06		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/06	6/30/05	6/30/04	6/30/03	6/30/02

Net asset value, beginning of period	$8.72		$7.90	$8.50	$6.67	$5.35	$10.65

Income/(loss) from investment operations:
Net investment loss	(0.13)		(0.23)	(0.25)	(0.24)	(0.15)	(0.17)
Net realized and unrealized gain/(loss) on investments	0.31		1.05	(0.35)	2.07	1.47	(5.13)

Total from investment operations	0.18		0.82	(0.60)	1.83	1.32	(5.30)

Net asset value, end of period	$8.90		$8.72	$7.90	$8.50	$6.67	$5.35

Total return(b)	2.06%		10.38%	(6.73)%	26.99%	24.67%	(49.77)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$19,686		$21,361	$24,560	$31,889	$29,011	$28,783
Ratio of operating expenses to average net assets	3.00	%(c)	3.00%	3.00%	3.00%	3.00%	3.00%
Ratio of net investment loss to average net assets	(2.94	)%(c)	(2.26)%	(2.93)%	(2.77)%	(2.72)%	(2.06)%
Portfolio turnover rate	21%		60%	89%	56%	43%	60%
Ratio of operating expenses to average net assets without expense reimbursements	4.05	%(c)	3.59%	3.57%	3.90%	3.85%	3.40%

(a)	The Fund commenced operations on October 17, 2000.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Annualized.

See Notes to Financial Statements.

Munder @Vantage Fund®

Notes to Financial Statements, December 31, 2006 (Unaudited)

1. Organization

    As of December 31, 2006, the Munder Funds (sometimes referred to as the “Funds”) consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or the Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder @Vantage Fund (the “Fund”), the only series of @Vantage. @Vantage is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company, and was organized as a Delaware statutory trust on April 7, 2000. Prior to November 14, 2006, the Fund was eligible to operate as a non-diversified fund. The Fund’s goal is to seek long-term capital appreciation. The financial statements for the other Munder Funds are presented in separate reports.

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities (other than depositary receipts) are valued at the mean of the bid and asked prices, and depositary receipts are valued based on the underlying security’s value and relevant exchange rate. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges may also be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded

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Notes to Financial Statements, December 31, 2006 (Unaudited) (continued)

securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

    Forward Foreign Currency Exchange and Spot Contracts: The Fund may engage in forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) from foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange on a particular date. When a contract is used to hedge against movements in exchange rates, it will limit the risk of loss due to a decline in the value of the hedged currency during the relevant

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Notes to Financial Statements, December 31, 2006 (Unaudited) (continued)

period, but will also limit any potential gain that might result should the value of the currency increase during that period. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Security Transactions and Net Investment Income: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

    New Accounting Pronouncements: In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement 109 (“FIN 48”) was issued and

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Notes to Financial Statements, December 31, 2006 (Unaudited) (continued)

is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, that the adoption of FIN 48 will have on the Fund’s net assets and results of operations.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, that the adoption of SFAS 157 will have on the Fund’s financial statements disclosures.

3. Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 1.75% of the value of its average daily net assets. Prior to December 29, 2006, the fee was computed daily and paid monthly.

    The Advisor voluntarily agreed to reimburse certain operating expenses of the Fund during the period ended December 31, 2006, in an amount totaling $103,603. This amount is reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates subject to a Fund minimum fee of $50,000:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

In addition, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the period ended December 31, 2006, the Advisor earned $29,238 before payment of sub-administration fees and $17,046 after payment of sub-administration fees for its administrative services to the Fund. During the

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Notes to Financial Statements, December 31, 2006 (Unaudited) (continued)

period ended December 31, 2006, the Fund paid an annual effective rate of 0.2971% for administrative services.

    Beginning on November 27, 2006, the Fund made investments of cash balances primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earned advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earned from the Fund. For the period ended December 31, 2006, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $27 in advisory fees before waivers and expense reimbursements ($1 after waivers and reimbursements) and $11 in administration fees.

    Prior to December 29, 2006, Comerica Incorporated (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owned approximately 96% of the Advisor (87% on a fully diluted basis). Comerica Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $2 for its administrative, record keeping and other related services provided to the Fund for the period ended December 31, 2006.

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or any of their affiliates receives any compensation from MST, MSTII or @Vantage.

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Notes to Financial Statements, December 31, 2006 (Unaudited) (continued)

4. Shareholder Servicing Plan

    The Fund has a Shareholder Servicing Plan (the “Plan”) under which the Fund pays securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) a shareholder servicing fee at the annual rate of 0.50% of the net asset value of the outstanding shares owned by customers of such Service Organizations.

    Comerica Bank is among the Service Organizations who may receive fees from the Fund under the Plan. For the period ended December 31, 2006, the Fund paid $25 to Comerica Bank for shareholder services provided to shareholders.

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $4,212,326 and $6,288,083, respectively, for the period ended December 31, 2006.

    At December 31, 2006, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $2,808,519, aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $4,827,145 and net depreciation for financial reporting purposes was $2,018,626. At December 31, 2006, aggregate cost for financial reporting purposes was $21,817,020.

6. Common Stock

    At December 31, 2006, the Fund was authorized to issue an unlimited number of $0.01 par value shares of beneficial interest.

    Each quarter, the Fund offers to repurchase a minimum of 5% of the number of shares outstanding on the date repurchase requests are due at current net asset value. The Fund’s Board of Trustees may establish a larger percentage for any quarterly repurchase offer. However, the percentage will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due.

    Quarterly repurchase offers commence each January, April, July, and October and are completed in the following month.

7. Investment Concentration

    The Fund primarily invests in equity securities of U.S. and non-U.S. companies considered by the Advisor to significantly benefit from or derive

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Notes to Financial Statements, December 31, 2006 (Unaudited) (continued)

revenue from the Internet, advances in communications technology, data processing technology and implementations thereof, generally known as Internet technologies. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. As of December 31, 2006, more than 25% of the Fund’s assets were invested in issuers in the Internet software & services industry. When a Fund concentrates its investments in an industry or a group of industries, adverse market conditions within those industries may have a more significant impact on a Fund than they would on a Fund that does not concentrate its investments. The value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of industries.

    The Fund may invest up to 40% of its total assets in equity securities of privately owned Internet-related technology companies that plan to conduct an initial public offering (IPO) within a period of several months to several years from the time the Fund makes its investment. These companies are referred to as venture capital companies. Venture capital companies represent highly speculative investments by the Fund. Of the Fund’s venture capital holdings, the Fund may invest up to 20% of its total assets in securities of private investment funds that invest primarily in venture capital companies.

8. Revolving Line of Credit

    Effective December 13, 2006, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 5% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 12, 2007 on the daily amount of the unused commitment. During the period ended December 31, 2006, the Fund did not utilize the revolving line of credit. For the period ended December 31, 2006, total commitment fees for the Fund were $112.

9. Commitments

    The Fund invests in certain private placements that may require additional funding. The issuer of the private placement may also permanently reduce the outstanding funding at any time. At December 31, 2006, the Fund had total commitments to contribute $1,373,074 to various issuers when and if required.

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Notes to Financial Statements, December 31, 2006 (Unaudited) (continued)

10. Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    At June 30, 2006, the components of distributable earnings on a tax basis were as follows:

Post October	Capital	Unrealized
Loss	Loss Carryover	Appreciation	Total

$(330,957)	$(106,957,691)	$244,476	$(107,044,172)

    The differences between book and tax distributable earnings are primarily due to wash sales, partnership basis adjustments and deferred trustees’ fees.

    As determined at June 30, 2006, the Fund had available for Federal income tax purposes, $106,957,691 of unused capital losses of which $72,598,779, $27,134,937 and $7,223,975 expire in 2010, 2011 and 2012, respectively.

    Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital losses and net foreign currency losses arising between November 1, 2005 and June 30, 2006 of $329,559 and $1,398, respectively.

    The Fund utilized capital loss carryforwards during the year ended June 30, 2006 in the amount of $1,684,498.

12. Shareholder Meeting Results

    A Special Meeting of Shareholders (“Meeting”) of the Fund was held on October 26, 2006. The Meeting was adjourned to November 20, 2006 in order to permit shareholders further time to respond to the solicitation of proxies.

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Notes to Financial Statements, December 31, 2006 (Unaudited) (continued)

The Meeting was then further adjourned and reconvened for a final time on December 14, 2006. The purpose of the Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated September 11, 2006.

    1. A proposal seeking approval of a new combined investment advisory agreement with Munder Capital Management. Shareholders of the Fund approved this proposal and the results of the vote are as set forth below.

No. of Shares

For	1,014,017
Against	158,753
Abstain	128,528
Broker Non-Votes	—
TOTAL	1,301,298

    2. A proposal seeking approval of a manager of managers arrangement. Shareholders of the Fund approved this proposal and the results of the vote are as set forth below.

No. of Shares

For	925,276
Against	245,205
Abstain	130,817
Broker Non-Votes	—
TOTAL	1,301,298

13. Quarterly Portfolio Schedule

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list of the Fund’s portfolio holdings is available by clicking on the Munder @Vantage logo on our website, www.munder.com.

14. Proxy Voting Policies and Procedures

    A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by

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Notes to Financial Statements, December 31, 2006 (Unaudited) (continued)

calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15. Proxy Voting Record

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX is available without charge, upon request, by calling (800) 438-5789 or voting record information or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

16.	Approval of Investment Advisory Agreement

    As a result of the sale on December 29, 2006 of Comerica’s controlling interest in the Advisor (“Transaction”), the Investment Advisory Agreement dated August 17, 2000, as amended, pursuant to which the Advisor had provided investment advisory services to the Fund, terminated automatically under applicable law.

    In anticipation of the Transaction, on August 22, 2006, the Board of Trustees, including all the Trustees that are not “interested persons” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act, (“Non-Interested Trustees”) voted unanimously to approve a new Combined Investment Advisory Agreement (“New Advisory Agreement”) for each of the Munder Funds to take effect upon the termination of the then current Advisory Agreement, provided shareholders approved the proposed New Advisory Agreement. At the Board meeting, the Board authorized the submission of the New Advisory Agreement to the Fund’s shareholders for approval. Shareholders of the Fund approved the New Advisory Agreement at a special meeting of shareholders held on December 14, 2006.

    At an in-person Board meeting held on August 21-22, 2006, the Trustees reviewed information about the Transaction and its potential impact on the Munder Funds and considered the terms of the then current Advisory Agreement, as well as the terms of the proposed New Advisory Agreement that would take effect following the closing of the Transaction. The Board and counsel to the Non-Interested Trustees had an opportunity to review the information provided in advance of the meeting by the Advisor and counsel to the Munder Funds. This information included materials that provided detailed information from the Advisor about the Transaction, including information about financial terms of the Transaction, information provided in response to a detailed series of questions submitted by counsel to the Munder Funds in

Munder @Vantage Fund®

Notes to Financial Statements, December 31, 2006 (Unaudited) (continued)

advance of the meeting, information about Crestview Partners, L.P. (“Crestview”) and Grail Partners LLC (“Grail”) (who have a significant ownership interest in the Advisor following the closing of the Transaction) and memoranda outlining the legal duties of the Board. The Board also discussed the structure of the Transaction with representatives of the Advisor, Crestview and Grail, and in executive session with their counsel.

    The Board considered this new information carefully in conjunction with the detailed information provided to them by the Advisor at a Board meeting held on May 15-16, 2006 in connection with the Board’s most recent annual evaluation and approval of the continuance of the then current Advisory Agreement. In evaluating the New Advisory Agreement, the Board conducted a review that was specifically focused upon the approval of the Agreement, and relied upon the Board’s knowledge, resulting from its meetings throughout the year, of the Advisor, its services and the Munder Funds.

    In approving the New Advisory Agreement and determining to submit it to shareholders for approval, the Trustees considered several factors discussed below. The Board was advised by legal counsel to the Munder Funds and legal counsel to the Non-Interested Trustees with respect to their deliberations regarding the approval of the New Advisory Agreement. The discussion below is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

    (a) The nature, extent and quality of the services to be provided by the Advisor: With respect to this factor, the Board considered information it believed necessary to assess the stability of the Advisor as a result of the Transaction and to assess the ongoing nature and quality of services to be provided to the Munder Funds by the Advisor following the closing of the Transaction. The Trustees reviewed the details of the anticipated equity structure of the Advisor following the closing of the Transaction generally and with respect to the identity and business of the entities that were expected to become direct or indirect equity owners of the Advisor as a result of the Transaction (i.e., Crestview and Grail), including the financial resources of those entities and their ability to assist in growing the Advisor’s business and/or in servicing the Munder Funds. In this regard, the Trustees considered information about how the Advisor’s management and operations would be structured following the Transaction including, in particular, how the Transaction might affect the Advisor’s performance or its delivery of services

Munder @Vantage Fund®

Notes to Financial Statements, December 31, 2006 (Unaudited) (continued)

under the New Advisory Agreement. In particular, the Board noted that the Transaction would result in employees of the Advisor owning a substantially larger percentage of the Advisor than they owned prior to the Transaction, which should align their long-term interests with the interests of the Advisor. In addition, the Board observed that increased employee ownership in the Advisor, and the long-term nature of that ownership, and increasing benefits to management from the growth of assets under management should help the Advisor retain key management and investment personnel, which is important when considering the stability of the Advisor.

    The Trustees considered information addressing the projected benefits to the Advisor expected to result from the Transaction. They received information describing how the Transaction was expected to affect the Advisor’s business, including the retention of key personnel and its ability to hire new personnel, the Advisor’s continuing relationship with Comerica and/or new or changed agreements with Comerica regarding the Advisor’s personnel or services. The Trustees reviewed the Advisor’s actions to minimize the likelihood that the Advisor would have any departures of key management and/or investment personnel and whether compensation and other benefits that were expected to be offered by the Advisor following the Transaction would be adequate to attract and retain high-caliber investment and other relevant professional employees. With respect to portfolio managers of each Munder Fund, the Trustees received information describing changes that the Advisor anticipated making in the structure of, and the method used in determining, the compensation and incentive programs (e.g., salary, bonus, deferred compensation, and pension and retirement plans and arrangements) received by key investment and management personnel and considered how these changes were expected to better align the interests of key investment and management personnel with those of the Munder Funds’ shareholders and to promote the long-term performance of the Munder Funds. The Board concluded that the compensation and incentive programs were competitive and should help to retain key personnel.

    The Advisor addressed for the Board its efforts both initially and on an ongoing basis to retain firm clients and to respond to questions from clients and potential clients regarding the Transaction. In this regard, the Trustees also considered information concerning Comerica’s and the Advisor’s plans for the Advisor or its affiliates to continue to provide investment management, research and trading services to Comerica and its clients on terms substantially similar to those currently in place.

    The Board also considered the general experience, business and operations of the Advisor (as well as the experience of key personnel from Crestview and

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Notes to Financial Statements, December 31, 2006 (Unaudited) (continued)

Grail) and information as to the Advisor’s projected financial condition and resources following the closing of the Transaction and in each of the next several years.

    Based on these and other factors, the Board concluded that the information presented to and considered by the Board regarding advisory personnel and their retention justified approval of the New Advisory Agreement. The Board placed particular significance in this regard on the likelihood that the Advisor would continue to provide the same type and quality of services to the Munder Funds following the closing of the Transaction as the Advisor has historically provided the Munder Funds.

    (b) The investment performance of the Fund and the Advisor: In considering the investment performance of the Fund, the Board took note of its comprehensive review of the Fund’s performance during the Board’s May 15-16, 2006 meeting at which the Board approved the continuance of the then current Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered the one-, three- and five-year and since inception total investment performance, on a net basis, of the Fund (as well as of other Munder Funds) as of December 31, 2005 and compared this information to the performance of the Fund’s benchmark indices, the S&P® 500 Index, and another registered, closed-end management investment company that the Advisor believes has investment objectives, policies, strategies and risk characteristics which are similar to those of the Fund (“Comparable Fund”). This information assisted the Board in assessing the investment performance of the Fund in comparison to the performance of its benchmarks and that of the Comparable Fund. The Board also received performance data for the Fund updated through June 30, 2006. Finally, the Board considered the impact the closing of the Transaction may have on the Advisor’s capabilities to achieve the same or better performance results for the Fund in the future.

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund and the Munder Funds as a group should not preclude approval of the New Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Munder Funds: With respect to this factor, the Board took note of its comprehensive review of the Advisor’s profitability during the Board’s May 15-16, 2006 meeting at which the Board approved the continuance of the then current Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. The Board also reviewed information provided to them by the Advisor that described the

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Notes to Financial Statements, December 31, 2006 (Unaudited) (continued)

anticipated effect the Transaction would have on current and future revenue sharing arrangements, including arrangements with Comerica and its affiliates, and the Advisor’s profitability following the closing of the Transaction. The Board observed that any projection regarding the Advisor’s profitability would depend on many assumptions as to the Advisor’s financial condition and operations following the closing of the Transaction and would be, therefore, speculative. For these reasons, the Board gave measured consideration to projections regarding the Advisor’s future profitability in determining whether to approve the New Advisory Agreement.

    (d) The extent to which economies of scale may be realized as the Munder Funds grow and whether fee levels would reflect economies of scale: In considering economies of scale with respect to the Munder Funds, the Board took note of its comprehensive review of economies of scale during the Board’s May 15-16, 2006 meeting at which the Board approved the continuance of the then current Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered the Advisor’s willingness in recent years and on an on-going basis to review the advisory and other fees of all the Munder Funds for reasonableness and market rate comparability, and, where appropriate, to renegotiate contracts on behalf of the Munder Funds and reduce fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Munder Funds’ total operating expenses. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Munder Funds’ shareholders through appropriate mechanisms in the future. The Board also considered the additional contractual breakpoints to be implemented with respect to certain of the Munder Funds that the Advisor proposed at the meeting held on August 21-22, 2006 following discussions at the May 15-16, 2006 meeting. Based on all of the above, the Board concluded that the Advisor’s efforts in this regard supported approving the New Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable funds: In considering the advisory fees applicable to the Fund compared to those of comparable funds, the Board took note of its comprehensive review of the Fund’s fee levels, including comparative fee information for the Comparable Fund, during the Board’s May 15-16, 2006 meeting at which the Board approved the continuance of the then current Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board noted that the Fund is a registered, closed-end, management investment company that has the ability to make significant investments in illiquid, internet-related companies and is not easily comparable to other funds. In this

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Notes to Financial Statements, December 31, 2006 (Unaudited) (continued)

regard, the Board considered that Lipper does not create “peer groups” for closed-end investment companies (such as the Fund) like those it creates for open-end investment companies.

    The Board also took into consideration the fact that the Advisor did not propose nor did it anticipate proposing any changes in the current advisory fees or other fees applicable to the Fund payable to it as a result of the Transaction. Based on these fee and expense comparisons, the Board concluded that the current advisory fee and total fee levels of the Fund and of the Munder Funds as a group should not preclude approval of the New Advisory Agreement.

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Munder Funds: In considering the benefits derived or to be derived by the Advisor from the relationship with the Munder Funds, the Board took note of its comprehensive review of the Advisor’s relationship with the Munder Funds, during the Board’s May 15-16, 2006 meeting at which the Board approved the continuance of the then current Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Munder Funds, the Advisor may benefit from its relationship with the Munder Funds in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on this information, the Board concluded that these additional benefits should not preclude approval of the New Advisory Agreement.

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board, including by a separate vote of the Non-Interested Trustees, unanimously approved the New Advisory Agreement and unanimously voted to recommend the New Advisory Agreement to shareholders for approval.

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Arthur T. Porter
OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

SANN@VAN1206

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, the Code of Ethics was amended to reflect the change in the name of the Board Process and Compliance Oversight Committee to the Board Process and Governance Committee. This is the committee of the Board of Trustees of the registrant to which a Covered Officer is required to disclose any information concerning any violation of the provisions of the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committees of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
There have been no changes to any of the registrant’s portfolio managers since last reported in the registrant’s Annual Report dated June 30, 2006 and as filed in Form N-CSR on September 7, 2006 (SEC Accession No: 0000950124-06-005113).
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last disclosed its procedures pursuant to Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.
Item 11. Controls and Procedures.
(a) Within 90 days of the filing date of this Form N-CSR, John S. Adams, the registrant’s President and Principal Executive Officer, and Peter K. Hoglund, the registrant’s Vice President and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) of under the Investment Company Act of 1940 (the “Procedures”) and evaluated their effectiveness. Based on their review, Mr. Adams and Mr. Hoglund determined that the Procedures adequately ensure that information required to be disclosed by the registrant in reports on Form N-CSR filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.
(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The Code of Ethics is attached hereto.
(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.
(a)(3) Not applicable.
(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
THE MUNDER @VANTAGE FUND

By:	/s/ John S. Adams
John S. Adams
President and Principal Executive Officer
Date: March 7, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John S. Adams
John S. Adams
President and Principal Executive Officer
Date: March 7, 2007

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Vice President and Principal Financial Officer
Date: March 7, 2007